Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 8 TO
MASTER SERVICES AGREEMENT

This Amendment No. 8 (this "Amendment") to the Master Services Agreement dated August 1, 2009 (the "Agreement") is hereby entered into as of April 10, 2015 and effective April 2, 2015 by and between Symetra Life Insurance Company, a Washington corporation (including its successors and permitted assigns, "Symetra"), and Xerox Business Services, LLC (formerly Affiliated Computer Services, Inc.), a Delaware corporation (including its successors and permitted assigns, "Xerox"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

WHEREAS, the parties hereto desire to amend the Agreement in the manner set forth in this Amendment.

NOW THEREFORE, in consideration of the representations, warranties, promises and covenants contained herein, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, agree to the foregoing and as follows:

1.	Amendment to Attachment E, Xerox Key Personnel. Attachment E, Xerox Key Personnel is hereby replaced in its entirety with the attached Attachment E, Xerox Key Personnel.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

SYMETRA LIFE INSURANCE COMPANY

/s/ Jay Orum

By: Jay Orum

Title: Vice President

Date: April 13, 2015

XEROX BUSINESS SERVICES, LLC

/s/ Jim Forrest

By: Jim Forrest
Title: Managing Director
Date: April 13, 2015

ATTACHMENT E
XEROX KEY PERSONNEL
Revised Effective April 2, 2015

Each of the following individuals constitutes Xerox Key Personnel under the terms of the Agreement.

Position	Name
Project Executive	[***]
Project Management	[***]
Service Delivery Manager	[***]
CICS, MQ, Developer Tools	[***]
ACF2	[***]
ACF2	[***]
DB2/DBA (Application)	[***]
Service Desk	[***]
Service Desk	[***]
Service Desk	[***]